UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 10, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-6686                  13-1024020
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(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

 1271 Avenue of the Americas, New York, New York                     10020
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     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

         The Company is filing this Form 8-K/A to amend and restate in full Item 5 of the Company's Form 8-K originally filed September 9, 2003. This Form 8-K/A amends only Item 5 of the Company's original Form 8-K filing, and except for that item, no other information included in the Company's original Form 8-K filing is amended by this amendment. Item 5 in the original Form 8-K filed September 9, 2003 is amended and restated as follows:

         "Item 5.  Other Events and Regulation FD Disclosure.

         On July 10, 2003, The Interpublic Group of Companies, Inc. ("Interpublic" or "the Company") completed the sale of its NFO WorldGroup ("NFO") research unit to Taylor Nelson Sofres PLC ("TNS"). The consideration for the sale was $415.6 million in cash, together with approximately 11.7 million ordinary shares of TNS (which had an approximate market value of $35.4 million as of July 10, 2003). TNS will pay the Company an additional $10 million in cash approximately one year after the sale in the event the stock price of TNS continues to exceed certain levels.

         The disposal of NFO requires that the results of NFO be classified as a discontinued operation in accordance with SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The accompanying financial statements have been presented to show the impact of classifying the results of NFO as a discontinued operation for all periods presented. Interpublic is principally filing this Form 8-K to present its annual report on Form 10-K for the year ended December 31, 2002 to reflect the impact of this required reclassification stemming from the divestiture.

         Exhibit 99.1 to this Form 8-K, which is incorporated by reference herein, consists of Parts I, II and III of the Company's annual report on Form 10-K for the year ended December 31, 2002, reflecting such impact. This exhibit includes such reclassified consolidated financial statements (together with other information relating to such reclassified consolidated financial statements) and the Company's management's discussion and analysis of financial condition and results of operations.

         For disclosures relating to periods subsequent to December 31, 2002, please see the Company's reports filed with the Securities and Exchange Commission with respect to such subsequent periods, including the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: September 10, 2003              By: /s/ Nicholas J. Camera
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                                          Nicholas J. Camera
                                          Senior Vice President, General Counsel
                                          and Secretary